N / E / W / S R / E / L / E / A / S / E

October 21, 2026

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, First Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2026 RESULTS

First Merchants Corporation (NASDAQ - FRME) (the "Corporation" or "First Merchants")

Third Quarter 2026 Highlights:

•Net income available to common stockholders was $67.8 million, or $1.09 per diluted common share, compared with $43.5 million, or $0.70 per diluted common share, in the second quarter of 2026 and $56.3 million, or $0.98 per diluted common share in the third quarter of 2025.
•Adjusted pre-tax, pre-provision income1 of $83.7 million, compared to $84.6 million in the prior quarter and $70.5 million in the third quarter of 2025.
•Net interest margin on a fully taxable equivalent basis1 of 3.44%, up 6 basis points from the prior quarter and up 20 basis points from the third quarter of 2025.
•Loan growth of $70.2 million, or 1.8% annualized, on a linked quarter basis.
•Deposit growth of $175.6 million, or 4.2% annualized, on a linked quarter basis.
•Robust capital position with Common Equity Tier 1 Capital Ratio of 11.22%.
•Completed $100 million subordinated debt issuance in late September.
•Repurchased 1,264,062 shares of common stock totaling $50.3 million year-to-date, including 287,431 shares totaling $12.0 million in the third quarter.
•Nonperforming assets to total assets were 57 basis points compared to 56 basis points on a linked quarter basis.
•Efficiency ratio1 totaled 54.55% for the quarter.
•Announced the planned CEO transition: President Mike Stewart will succeed Mark Hardwick as Chief Executive Officer upon Mr. Hardwick’s retirement at year-end 2026.

"First Merchants delivered strong third quarter results. Earnings per diluted share were $1.09, up 11 percent from the third quarter of last year, fully taxable equivalent net interest margin1 rose 6 basis points to 3.44 percent, and deposit growth was solid," said Mark Hardwick, Chief Executive Officer. "We made meaningful progress resolving the two commercial credits identified last quarter, and nonperforming assets remained stable. Our capital position remains very strong and we continue to return capital to shareholders through dividends and share repurchases."

"As I approach my retirement at year-end, I am grateful to our 2,200 teammates for their dedication and to our clients and shareholders for the trust they have placed in us during my 29 years with First Merchants. I have great confidence in Mike Stewart and our leadership team, and I believe First Merchants is well positioned for continued success as they build on our Midwestern strength, deepen our client relationships and continue helping the communities we serve prosper."

Third Quarter Financial Results:

The Corporation reported net income available to common stockholders of $67.8 million for the third quarter of 2026, compared with $56.3 million in the third quarter of 2025. Diluted earnings per common share were $1.09, compared with $0.98 a year earlier. Current quarter results included acquisition-related costs of $0.9 million that consisted primarily of equipment and professional fees. Excluding these non-core charges, adjusted earnings per diluted common share1 for the third quarter of 2026 totaled $1.10 compared to $0.99 in the prior-year period.

For the nine months ended September 30, 2026, net income available to common stockholders totaled $139.0 million, or $2.24 per diluted common share, compared with $167.5 million, or $2.90 per diluted common share in the prior-year period. Adjusted net income available to common stockholders1 was $178.0 million, or $2.87 per diluted common share, compared with $168.2 million, or $2.91 per diluted common share, a year earlier. Nine-month adjusted earnings exclude $21.7 million of acquisition-related expenses and the $29.8 million negative valuation adjustment recorded in the first quarter on $271.1 million of mortgage loans sold, resulting in total adjustments of $51.4 million before tax and $39.0 million after tax.

Total assets of the Corporation equaled $21.1 billion as of quarter-end and loans totaled $15.6 billion. Loans increased $2.0 billion during the last twelve months and $70.2 million on a linked quarter basis. Excluding loans acquired through First Savings Financial Group, Inc. (“First Savings”) and the impact of mortgage loan sale activity in the first quarter of 2026, the Corporation generated organic loan growth of $473.7 million, or 3.5% during the past twelve months.

Investment securities, totaling $3.1 billion, decreased $257.9 million, or 7.6% during the last twelve months and decreased $167.6 million on a linked quarter basis. Investment securities declined during the quarter due to principal paydowns and maturities, and a decline in the securities portfolio valuation due to increases in interest rates.

Total deposits equaled $16.9 billion as of quarter-end and increased by $2.1 billion over the past twelve months. The acquisition of First Savings contributed $1.7 billion in deposits. Total deposits increased $175.6 million, or 4.2% annualized, on a linked quarter basis. The loan-to-deposit ratio remained relatively stable at 92.2% at period end, compared to 92.7% in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $215.5 million as of quarter-end, or 1.38% of loans, a decrease of $26.1 million from the prior quarter. Net charge-offs totaled $29.4 million driven by two non-performing credits for which specific reserves were established in the prior quarter. Provision for credit losses of $3.3 million was recorded during the quarter. Nonperforming assets to total assets remained relatively stable at 0.57%, compared to 0.56% in the prior quarter. Related credit costs for new nonaccrual loans were recognized in prior quarters. Reserves for unfunded commitments totaling $18.5 million remained unchanged from the previous quarter.

Net interest income, totaling $161.1 million for the quarter, increased $2.1 million, or 1.3%, compared to prior quarter and increased $27.4 million, or 20.5%, compared to the third quarter of 2025. Fully taxable equivalent net interest margin1 was 3.44%, an increase of 6 basis points from the linked quarter and an increase of 20 basis points compared to the third quarter of 2025.

Noninterest income totaled $38.0 million for the quarter, an increase of $0.8 million, compared to the prior quarter and an increase of $5.5 million compared to the third quarter of 2025. The linked-quarter increase primarily reflects higher deposit service charges and an increase in income from CRA investments recorded through Other Income.

Noninterest expense totaled $116.3 million for the quarter, an increase of $0.9 million from the prior quarter and an increase of $19.7 million from the third quarter of 2025. Acquisition-related costs totaling $0.9 million were incurred during the quarter and $3.8 million were recorded in the prior quarter. Excluding acquisition costs, noninterest expense increased $3.9 million linked quarter, primarily driven by a $1.4 million increase in marketing expense, a $0.7 million increase in employee health insurance costs, and a $0.6 million increase in premises expense that included a $0.5 million building lease impairment charge.

The Corporation’s total risk-based capital ratio equaled 13.58%, the common equity tier 1 capital ratio equaled 11.22%, and the tangible common equity ratio totaled 8.83%. These ratios continue to reflect the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct an earnings conference call and webcast at 9:00 a.m. (ET) on Thursday, October 22, 2026.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register-conf.media-server.com/register/BIb6ca7718e42d48c3b903034aad19eef4)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/izzbnu6m) during the time of the call. A replay of the webcast will be available until October 22, 2027.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected benefits of the merger between First Merchants and First Savings, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the merger, as well as other statements of expectations regarding the merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit-worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the SEC. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. In addition, First Merchants’ past results of operations do not necessarily indicate their anticipated future results.

Non-GAAP Financial Measures

This news release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within this news release, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

* * * *

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	September 30,
	2026	2025
ASSETS
Cash and due from banks	$86,594	$88,079
Interest-bearing deposits	262,503	168,706
Investment securities available for sale	1,251,540	1,386,903
Investment securities held to maturity, net of allowance for credit losses of $245 in 2026 and 2025	1,872,951	1,995,488
Loans held for sale	87,300	23,190
Loans	15,600,974	13,591,174
Less: Allowance for credit losses - loans	(215,526)	(194,468)
Net loans	15,385,448	13,396,706
Premises and equipment	145,030	121,771
Federal Home Loan Bank stock	70,794	47,264
Interest receivable	99,280	89,102
Goodwill	788,186	712,002
Other intangibles	36,320	15,298
Cash surrender value of life insurance	374,974	306,583
Other real estate owned	1,605	1,270
Tax asset, deferred and receivable	136,258	89,758
Other assets	457,939	369,509
TOTAL ASSETS	$21,056,722	$18,811,629
LIABILITIES
Deposits:
Noninterest-bearing	$3,752,990	$2,100,570
Interest-bearing	13,175,942	12,769,409
Total Deposits	16,928,932	14,869,979
Borrowings:
Federal funds purchased	—	199,370
Securities sold under repurchase agreements	99,638	122,226
Federal Home Loan Bank advances	903,941	798,626
Subordinated debentures and other borrowings	184,505	57,632
Total Borrowings	1,188,084	1,177,854
Interest payable	17,095	18,240
Other liabilities	286,230	333,154
Total Liabilities	18,420,341	16,399,227
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 62,210,134 and 57,192,497 shares	7,754	7,149
Additional paid-in capital	1,347,943	1,158,026
Retained earnings	1,483,496	1,377,966
Accumulated other comprehensive loss	(227,937)	(155,864)
Total Stockholders' Equity	2,636,381	2,412,402
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,056,722	$18,811,629

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2026	2025	2026	2025
INTEREST INCOME
Loans:
Taxable	$230,072	$200,406	$670,230	$583,307
Tax-exempt	11,379	11,173	34,791	32,510
Investment securities:
Taxable	7,331	8,288	22,233	24,926
Tax-exempt	12,279	12,460	37,334	37,493
Deposits with financial institutions	1,308	1,676	3,699	5,940
Federal Home Loan Bank stock	1,578	1,092	5,068	3,172
Total Interest Income	263,947	235,095	773,355	687,348
INTEREST EXPENSE
Deposits	91,313	90,821	261,660	255,609
Federal funds purchased	225	224	1,532	2,001
Securities sold under repurchase agreements	378	654	1,129	2,059
Federal Home Loan Bank advances	9,537	8,638	33,775	27,716
Subordinated debentures and other borrowings	1,426	1,093	3,947	3,014
Total Interest Expense	102,879	101,430	302,043	290,399
NET INTEREST INCOME	161,068	133,665	471,312	396,949
Provision for credit losses	3,300	4,300	41,200	14,100
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	157,768	129,365	430,112	382,849
NONINTEREST INCOME
Service charges on deposit accounts	9,775	8,921	28,184	25,559
Fiduciary and wealth management fees	9,786	8,842	29,192	26,317
Card payment fees	5,606	5,007	16,386	14,465
Net gains and fees on sales of loans	7,428	4,983	21,681	15,854
Derivative hedge fees	1,082	1,097	2,763	2,332
Other customer fees	584	414	2,057	1,230
Earnings on bank-owned life insurance	2,353	1,667	8,124	5,759
Net realized losses on sales of available for sale securities	—	—	—	(8)
Net loss on mortgage loans reclassified to held for sale	—	—	(29,755)	—
Other income	1,391	1,546	2,358	2,320
Total Noninterest Income	38,005	32,477	80,990	93,828
NONINTEREST EXPENSE
Salaries and employee benefits	66,339	57,317	201,556	166,826
Net occupancy	8,807	7,057	25,335	21,118
Equipment	8,061	6,998	24,482	20,933
Marketing	3,630	2,120	7,601	5,470
Outside data processing fees	7,883	6,943	23,118	19,979
Printing and office supplies	481	311	1,349	930
Intangible asset amortization	2,652	1,499	7,660	4,530
FDIC assessments	4,381	3,526	12,664	10,726
Other real estate owned and foreclosure expenses	1,594	121	3,746	750
Professional and other outside services	4,665	3,718	24,237	10,720
Other expenses	7,761	6,951	24,998	21,079
Total Noninterest Expense	116,254	96,561	356,746	283,061
Income Before Income Taxes	79,519	65,281	154,356	193,616
Income tax expense	11,204	8,516	13,905	24,680
NET INCOME	68,315	56,765	140,451	168,936
Preferred stock dividends	468	468	1,406	1,406
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$67,847	$56,297	$139,045	$167,530
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$1.09	$0.98	$2.25	$2.91
Diluted Net Income Available to Common Stockholders	$1.09	$0.98	$2.24	$2.90
Cash Dividends Paid to Common Stockholders	$0.37	$0.36	$1.10	$1.07
Tangible Common Book Value Per Share(1)	$28.86	$29.08	$28.86	$29.08
Average Diluted Common Shares Outstanding (in thousands)	62,411	57,448	62,003	57,817
(1) See "Non-GAAP Financial Information" for reconciliation

FINANCIAL HIGHLIGHTS
(Dollars In Thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
NET CHARGE-OFFS	$29,389	$5,148	$43,550	$12,389

AVERAGE BALANCES:
Assets	$21,065,760	$18,637,581	$20,911,229	$18,497,118
Loans	15,608,069	13,376,214	15,321,286	13,162,668
Earning Assets	19,432,368	17,282,901	19,288,344	17,135,301
Deposits	16,885,365	14,907,861	16,537,651	14,654,894
Stockholders' Equity	2,695,943	2,367,971	2,684,796	2,349,718

FINANCIAL RATIOS:
Return on Average Assets	1.30%	1.22%	0.90%	1.22%
Return on Average Stockholders' Equity	10.07	9.51	6.91	9.51
Return on Tangible Common Stockholders' Equity(1)	15.09	14.21	10.43	14.27
Average Earning Assets to Average Assets	92.25	92.73	92.24	92.64
Allowance for Credit Losses - Loans as % of Loans	1.38	1.43	1.38	1.43
Net Charge-offs as % of Average Loans (Annualized)	0.75	0.15	0.38	0.13
Average Stockholders' Equity to Average Assets	12.80	12.71	12.84	12.70
Fully Taxable Equivalent ("FTE") Yield on Average Earning Assets	5.56	5.58	5.48	5.49
Interest Expense/Average Earning Assets	2.12	2.34	2.09	2.26
Net Interest Margin FTE(1)	3.44	3.24	3.39	3.23
Efficiency Ratio(1)	54.55	55.09	60.44	54.54
(1) See "Non-GAAP Financial Information" for reconciliation

ASSET QUALITY
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Nonaccrual Loans	$117,415	$118,203	$89,592	$71,773	$65,740
Other Real Estate Owned and Repossessions	1,605	1,562	1,264	658	1,270
Nonperforming Assets (NPA)	119,020	119,765	90,856	72,431	67,010
Accruing Loans 90+ Days Delinquent	12,672	9,738	4,078	2,042	1,925
NPAs & 90+ Days Delinquent	$131,692	$129,503	$94,934	$74,473	$68,935

Allowance for Credit Losses - Loans	$215,526	$241,615	$212,520	$195,597	$194,468
Quarterly Net Charge-offs	29,389	3,905	10,256	6,021	5,148
NPAs / Assets %	0.57%	0.56%	0.43%	0.38%	0.36%
NPAs & 90+ Days / Assets %	0.63%	0.61%	0.45%	0.39%	0.37%
NPAs / Loans and OREO %	0.76%	0.77%	0.60%	0.52%	0.49%
Allowance for Credit Losses - Loans as % of Loans	1.38%	1.56%	1.39%	1.42%	1.43%
Quarterly Net Charge-offs as % of Average Loans (Annualized)	0.75%	0.10%	0.27%	0.18%	0.15%

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
ASSETS
Cash and due from banks	$86,594	$86,665	$98,083	$84,158	$88,079
Interest-bearing deposits	262,503	529,432	175,354	196,300	168,706
Investment securities available for sale	1,251,540	1,384,392	1,372,417	1,407,102	1,386,903
Investment securities held to maturity, net of allowance for credit losses	1,872,951	1,907,684	1,937,485	1,971,539	1,995,488
Loans held for sale	87,300	77,880	401,839	20,079	23,190
Loans	15,600,974	15,530,737	15,261,889	13,791,707	13,591,174
Less: Allowance for credit losses - loans	(215,526)	(241,615)	(212,520)	(195,597)	(194,468)
Net loans	15,385,448	15,289,122	15,049,369	13,596,110	13,396,706
Premises and equipment	145,030	148,164	146,013	121,058	121,771
Federal Home Loan Bank stock	70,794	70,818	70,835	47,245	47,264
Interest receivable	99,280	101,927	97,026	93,374	89,102
Goodwill	788,186	788,186	782,789	712,002	712,002
Other intangibles	36,320	38,972	41,678	13,800	15,298
Cash surrender value of life insurance	374,974	373,242	371,238	308,438	306,583
Other real estate owned	1,605	1,562	1,264	658	1,270
Tax asset, deferred and receivable	136,258	113,975	116,814	78,664	89,758
Other assets	457,939	436,744	410,317	374,574	369,509
TOTAL ASSETS	$21,056,722	$21,348,765	$21,072,521	$19,025,101	$18,811,629
LIABILITIES
Deposits:
Noninterest-bearing	$3,752,990	$3,831,836	$3,748,279	$2,137,262	$2,100,570
Interest-bearing	13,175,942	12,921,545	12,737,338	13,157,593	12,769,409
Total Deposits	16,928,932	16,753,381	16,485,617	15,294,855	14,869,979
Borrowings:
Federal funds purchased	—	—	170,000	40,000	199,370
Securities sold under repurchase agreements	99,638	103,340	89,458	103,755	122,226
Federal Home Loan Bank advances	903,941	1,414,059	1,299,192	798,549	798,626
Subordinated debentures and other borrowings	184,505	86,350	86,345	57,630	57,632
Total Borrowings	1,188,084	1,603,749	1,644,995	999,934	1,177,854
Interest payable	17,095	17,491	18,890	18,235	18,240
Other liabilities	286,230	276,967	250,454	245,410	333,154
Total Liabilities	18,420,341	18,651,588	18,399,956	16,558,434	16,399,227
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,754	7,776	7,813	7,119	7,149
Additional paid-in capital	1,347,943	1,358,975	1,369,879	1,150,816	1,158,026
Retained earnings	1,483,496	1,438,894	1,418,609	1,413,742	1,377,966
Accumulated other comprehensive loss	(227,937)	(133,593)	(148,861)	(130,135)	(155,864)
Total Stockholders' Equity	2,636,381	2,697,177	2,672,565	2,466,667	2,412,402
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,056,722	$21,348,765	$21,072,521	$19,025,101	$18,811,629

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
INTEREST INCOME
Loans:
Taxable	$230,072	$226,531	$213,627	$203,120	$200,406
Tax-exempt	11,379	11,823	11,589	10,905	11,173
Investment securities:
Taxable	7,331	7,355	7,547	7,736	8,288
Tax-exempt	12,279	12,458	12,597	12,459	12,460
Deposits with financial institutions	1,308	1,147	1,244	2,187	1,676
Federal Home Loan Bank stock	1,578	1,525	1,965	1,037	1,092
Total Interest Income	263,947	260,839	248,569	237,444	235,095
INTEREST EXPENSE
Deposits	91,313	86,254	84,093	88,670	90,821
Federal funds purchased	225	717	590	218	224
Securities sold under repurchase agreements	378	419	332	405	654
Federal Home Loan Bank advances	9,537	13,190	11,048	8,047	8,638
Subordinated debentures and other borrowings	1,426	1,318	1,203	1,040	1,093
Total Interest Expense	102,879	101,898	97,266	98,380	101,430
NET INTEREST INCOME	161,068	158,941	151,303	139,064	133,665
Provision for credit losses	3,300	33,000	4,900	7,150	4,300
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	157,768	125,941	146,403	131,914	129,365
NONINTEREST INCOME
Service charges on deposit accounts	9,775	9,372	9,037	8,704	8,921
Fiduciary and wealth management fees	9,786	9,638	9,768	9,175	8,842
Card payment fees	5,606	5,505	5,275	5,325	5,007
Net gains and fees on sales of loans	7,428	7,742	6,511	5,421	4,983
Derivative hedge fees	1,082	1,117	564	1,053	1,097
Other customer fees	584	880	593	315	414
Earnings on bank-owned life insurance	2,353	2,325	3,446	1,854	1,667
Net loss on mortgage loans reclassified to held for sale	—	—	(29,755)	—	—
Other income	1,391	577	390	1,259	1,546
Total Noninterest Income	38,005	37,156	5,829	33,106	32,477
NONINTEREST EXPENSE
Salaries and employee benefits	66,339	65,774	69,443	58,254	57,317
Net occupancy	8,807	8,227	8,301	7,283	7,057
Equipment	8,061	8,603	7,818	7,681	6,998
Marketing	3,630	2,370	1,601	2,324	2,120
Outside data processing fees	7,883	8,045	7,190	7,509	6,943
Printing and office supplies	481	491	377	450	311
Intangible asset amortization	2,652	2,706	2,302	1,498	1,499
FDIC assessments	4,381	4,390	3,893	2,684	3,526
Other real estate owned and foreclosure expenses	1,594	1,052	1,100	775	121
Professional and other outside services	4,665	4,979	14,593	3,774	3,718
Other expenses	7,761	8,710	8,527	7,290	6,951
Total Noninterest Expense	116,254	115,347	125,145	99,522	96,561
Income Before Income Taxes	79,519	47,750	27,087	65,498	65,281
Income tax expense (benefit)	11,204	3,770	(1,069)	8,433	8,516
NET INCOME	68,315	43,980	28,156	57,065	56,765
Preferred stock dividends	468	469	469	469	468
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$67,847	$43,511	$27,687	$56,596	$56,297
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$1.09	$0.70	$0.46	$0.99	$0.98
Diluted Net Income Available to Common Stockholders	$1.09	$0.70	$0.45	$0.99	$0.98
Cash Dividends Paid to Common Stockholders	$0.37	$0.37	$0.36	$0.36	$0.36
Tangible Common Book Value Per Share(1)	$28.86	$29.80	$29.34	$30.18	$29.08
Average Diluted Common Shares Outstanding (in thousands)	62,411	62,574	61,008	57,442	57,448
FINANCIAL RATIOS:
Return on Average Assets	1.30%	0.83%	0.55%	1.20%	1.22%
Return on Average Stockholders' Equity	10.07	6.44	4.17	9.23	9.51
Return on Tangible Common Stockholders' Equity(1)	15.09	9.80	6.39	13.57	14.21
Average Earning Assets to Average Assets	92.25	92.14	92.33	92.69	92.73
Allowance for Credit Losses - Loans as % of Loans	1.38	1.56	1.39	1.42	1.43
Net Charge-offs as % of Average Loans (Annualized)	0.75	0.10	0.27	0.18	0.15
Average Stockholders' Equity to Average Assets	12.80	12.71	13.01	12.88	12.71
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.56	5.46	5.41	5.52	5.58
Interest Expense/Average Earning Assets	2.12	2.08	2.06	2.23	2.34
Net Interest Margin FTE(1)	3.44	3.38	3.35	3.29	3.24
Efficiency Ratio(1)	54.55	55.11	74.45	54.52	55.09
(1) See "Non-GAAP Financial Information" for reconciliation

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Commercial and industrial loans	$4,578,572	$4,720,441	$4,611,596	$4,478,282	$4,604,895
Agricultural land, production and other loans to farmers	339,723	323,348	310,788	283,125	275,817
Real estate loans:
Construction	959,483	874,419	899,895	804,775	789,021
Commercial real estate, non-owner occupied	3,208,902	3,271,620	3,192,337	2,338,666	2,304,889
Commercial real estate, owner occupied	1,440,264	1,368,627	1,334,959	1,237,100	1,232,117
Residential	2,419,376	2,361,480	2,273,860	2,420,310	2,412,783
Home equity	1,139,040	1,118,662	1,104,739	710,980	687,021
Individuals' loans for household and other personal expenditures	157,939	149,878	153,283	155,436	138,703
Public finance and other commercial loans	1,357,675	1,342,262	1,380,432	1,363,033	1,145,928
Loans	15,600,974	15,530,737	15,261,889	13,791,707	13,591,174
Allowance for credit losses - loans	(215,526)	(241,615)	(212,520)	(195,597)	(194,468)
NET LOANS	$15,385,448	$15,289,122	$15,049,369	$13,596,110	$13,396,706

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Interest-Bearing Deposits:
Checking deposits	$4,768,669	$4,738,680	$4,261,269	$5,633,210	$5,545,127
Money market deposits	4,780,359	4,632,564	4,761,930	4,219,226	3,908,199
Savings deposits	1,380,813	1,410,997	1,442,596	1,262,560	1,256,508
Certificates and other time deposits	2,246,101	2,139,304	2,271,543	2,042,597	2,059,575
Total Interest-Bearing Deposits(1)	13,175,942	12,921,545	12,737,338	13,157,593	12,769,409
Noninterest-bearing deposits	3,752,990	3,831,836	3,748,279	2,137,262	2,100,570
TOTAL DEPOSITS	$16,928,932	$16,753,381	$16,485,617	$15,294,855	$14,869,979

(1) Total Interest-Bearing Deposits contain brokered deposits of $1.4 billion, which includes brokered CDs of $409.8 million at September 30, 2026.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Three Months Ended
	September 30, 2026			September 30, 2025
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$234,715	$1,308	2.23%	$229,271	$1,676	2.92%
Federal Home Loan Bank stock	70,805	1,578	8.91	47,278	1,092	9.24
Investment Securities: (1)
Taxable	1,434,474	7,331	2.04	1,567,594	8,288	2.11
Tax-exempt (2)	2,005,985	15,543	3.10	2,036,379	15,772	3.10
Total Investment Securities	3,440,459	22,874	2.66	3,603,973	24,060	2.67
Loans held for sale	78,320	1,600	8.17	26,165	401	6.13
Loans: (3)
Commercial	10,915,052	177,309	6.50	9,165,241	158,469	6.92
Real estate mortgage	2,215,960	27,989	5.05	2,217,524	25,676	4.63
HELOC and installment	1,317,354	23,174	7.04	851,239	15,860	7.45
Tax-exempt (2)	1,159,703	14,375	4.96	1,142,210	14,070	4.93
Total Loans, including loans held for sale	15,686,389	244,447	6.23	13,402,379	214,476	6.40
Total Earning Assets	19,432,368	270,207	5.56%	17,282,901	241,304	5.58%
Total Non-Earning Assets	1,633,392			1,354,680
TOTAL ASSETS	$21,065,760			$18,637,581
LIABILITIES
Interest-Bearing Deposits:
Checking deposits	$4,774,656	$35,524	2.98%	$5,600,373	$37,463	2.68%
Money market deposits	4,702,730	33,686	2.87	3,843,537	31,709	3.30
Savings deposits	1,396,706	2,311	0.66	1,269,539	2,605	0.82
Certificates and other time deposits	2,249,894	19,792	3.52	2,036,704	19,044	3.74
Total Interest-Bearing Deposits	13,123,986	91,313	2.78	12,750,153	90,821	2.85
Borrowings	1,191,522	11,566	3.88	1,072,145	10,609	3.96
Total Interest-Bearing Liabilities	14,315,508	102,879	2.87	13,822,298	101,430	2.94
Noninterest-bearing deposits	3,761,379			2,157,708
Other liabilities	292,930			289,604
Total Liabilities	18,369,817			16,269,610
STOCKHOLDERS' EQUITY	2,695,943			2,367,971
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,065,760			$18,637,581
Net Interest Income (FTE)		$167,328			$139,874
Net Interest Spread (FTE) (4)			2.69%			2.64%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.56%			5.58%
Interest Expense / Average Earning Assets			2.12%			2.34%
Net Interest Margin (FTE) (5)			3.44%			3.24%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2026 and 2025. These totals equal $6.3 million and $6.2 million for the three months ended September 30, 2026 and 2025, respectively. See "Non-GAAP Financial Information" for reconciliation.

(3) Nonaccrual loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities. See "Non-GAAP Financial Information" for reconciliation.

(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets. See "Non-GAAP Financial Information" for reconciliation.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Nine Months Ended
	September 30, 2026			September 30, 2025
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$225,198	$3,699	2.19%	$258,396	$5,940	3.07%
Federal Home Loan Bank stock	68,147	5,068	9.92	45,964	3,172	9.20
Investment Securities: (1)
Taxable	1,467,054	22,233	2.02	1,602,343	24,926	2.07
Tax-exempt (2)	2,030,587	47,258	3.10	2,041,755	47,459	3.10
Total Investment Securities	3,497,641	69,491	2.65	3,644,098	72,385	2.65
Loans held for sale	176,072	7,568	5.73	24,175	1,109	6.12
Loans: (3)
Commercial	10,655,628	514,636	6.44	8,982,171	460,349	6.83
Real estate mortgage	2,239,083	82,763	4.93	2,203,263	75,184	4.55
HELOC and installment	1,241,618	65,263	7.01	838,420	46,665	7.42
Tax-exempt (2)	1,184,957	43,912	4.94	1,138,814	41,079	4.81
Total Loans, including loans held for sale	15,497,358	714,142	6.14	13,186,843	624,386	6.31
Total Earning Assets	19,288,344	792,400	5.48%	17,135,301	705,883	5.49%
Total Non-Earning Assets	1,622,885			1,361,817
TOTAL ASSETS	$20,911,229			$18,497,118
LIABILITIES
Interest-Bearing Deposits:
Checking deposits	$4,904,249	$96,544	2.62%	$5,556,274	$107,372	2.58%
Money market deposits	4,667,252	99,003	2.83	3,633,314	86,375	3.17
Savings deposits	1,397,781	6,823	0.65	1,283,856	7,563	0.79
Certificates and other time deposits	2,245,010	59,290	3.52	1,996,406	54,299	3.63
Total Interest-Bearing Deposits	13,214,292	261,660	2.64	12,469,850	255,609	2.73
Borrowings	1,412,602	40,383	3.81	1,194,498	34,790	3.88
Total Interest-Bearing Liabilities	14,626,894	302,043	2.76	13,664,348	290,399	2.83
Noninterest-bearing deposits	3,323,359			2,185,044
Other liabilities	276,180			298,008
Total Liabilities	18,226,433			16,147,400
STOCKHOLDERS' EQUITY	2,684,796			2,349,718
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$20,911,229			$18,497,118
Net Interest Income (FTE)		$490,357			$415,484
Net Interest Spread (FTE) (4)			2.72%			2.66%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.48%			5.49%
Interest Expense / Average Earning Assets			2.09%			2.26%
Net Interest Margin (FTE) (5)			3.39%			3.23%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2026 and 2025. These totals equal $19.0 million and $18.5 million for the nine months ended September 30, 2026 and 2025, respectively. See "Non-GAAP Financial Information" for reconciliation.

(3) Nonaccrual loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities. See "Non-GAAP Financial Information" for reconciliation.

(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets. See "Non-GAAP Financial Information" for reconciliation.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE (NON-GAAP)
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Net Income Available to Common Stockholders (GAAP)	$67,847	$43,511	$27,687	$56,596	$56,297	$139,045	$167,530
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	—	—	—	8
Net loss on mortgage loans reclassified to held for sale	—	—	29,755	—	—	29,755	—
Acquisition-related expenses	862	3,830	16,968	524	276	21,660	276
Non-core expenses (1)(2)	—	—	—	(743)	633	—	633
Tax on adjustments	(208)	(925)	(11,279)	53	(220)	(12,412)	(222)
Adjusted Net Income Available to Common Stockholders (non-GAAP)	$68,501	$46,416	$63,131	$56,430	$56,986	$178,048	$168,225

Average Diluted Common Shares Outstanding (in thousands)	62,411	62,574	61,008	57,442	57,448	62,003	57,817

Diluted Earnings Per Common Share (GAAP)	$1.09	$0.70	$0.45	$0.99	$0.98	$2.24	$2.90
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	—	—	—	—
Net loss on mortgage loans reclassified to held for sale	—	—	0.49	—	—	0.48	—
Acquisition-related expenses	0.01	0.06	0.28	—	—	0.35	—
Non-core expenses (1)(2)	—	—	—	(0.01)	0.01	—	0.01
Tax on adjustments	—	(0.02)	(0.19)	—	—	(0.20)	—
Adjusted Diluted Earnings Per Common Share (non-GAAP)	$1.10	$0.74	$1.03	$0.98	$0.99	$2.87	$2.91

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three and Nine Months Ended September 30, 2025 included $0.6 million of severance costs

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED (NON-GAAP)
(Dollars In Thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Net Interest Income (GAAP)	$161,068	$158,941	$151,303	$139,064	$133,665	$471,312	$396,949
Noninterest Income (GAAP)	38,005	37,156	5,829	33,106	32,477	80,990	93,828
Total Revenue	199,073	196,097	157,132	172,170	166,142	552,302	490,777
Noninterest Expense (GAAP)	116,254	115,347	125,145	99,522	96,561	356,746	283,061
Pre-Tax, Pre-Provision Earnings (non-GAAP)	82,819	80,750	31,987	72,648	69,581	195,556	207,716
Provision for Credit Losses (GAAP)	3,300	33,000	4,900	7,150	4,300	41,200	14,100
Income Tax Expense (Benefit) (GAAP)	11,204	3,770	(1,069)	8,433	8,516	13,905	24,680
Net Income (GAAP)	$68,315	$43,980	$28,156	$57,065	$56,765	$140,451	$168,936

Pre-Tax, Pre-Provision Earnings (non-GAAP)	82,819	80,750	31,987	72,648	69,581	195,556	207,716
Net realized losses on sales of available for sale securities	—	—	—	—	—	—	8
Net loss on mortgage loans reclassified to held for sale	—	—	29,755	—	—	29,755	—
Acquisition-related expenses	862	3,830	16,968	524	276	21,660	276
Non-core expenses (1)(2) (non-GAAP)	—	—	—	(743)	633	—	633
Adjusted Pre-Tax, Pre-Provision ("Adjusted PTPP") Earnings (non-GAAP)	$83,681	$84,580	$78,710	$72,429	$70,490	$246,971	$208,633

Average Assets (GAAP)	$21,065,760	$21,253,171	$20,407,523	$19,039,989	$18,637,581	$20,911,229	$18,497,118
Average Equity (GAAP)	$2,695,943	$2,702,249	$2,655,756	$2,452,005	$2,367,971	$2,684,796	$2,349,718

Adjusted PTPP / Average Assets (Adjusted PTPP ROA)	1.59%	1.59%	1.54%	1.52%	1.51%	1.57%	1.50%
Adjusted PTPP / Average Equity (Adjusted PTPP ROE)	12.42%	12.52%	11.86%	11.82%	11.91%	12.27%	11.84%
(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three and Nine Months Ended September 30, 2025 included $0.6 million of severance costs

NET INTEREST SPREAD AND MARGIN (FTE ADJUSTED) (NON-GAAP)
(Dollars in Thousands)
	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Interest income (GAAP)	$263,947	$260,839	$248,569	$237,444	$235,095	$773,355	$687,348
FTE adjustment	6,260	6,391	6,394	6,185	6,209	19,045	18,535
Interest Income (FTE) (non-GAAP)	270,207	267,230	254,963	243,629	241,304	792,400	705,883
Interest Expense (GAAP)	102,879	101,898	97,266	98,380	101,430	302,043	290,399
Net Interest Income (FTE) (non-GAAP)	$167,328	$165,332	$157,697	$145,249	$139,874	$490,357	$415,484

Average Earning Assets (GAAP)	$19,432,368	$19,583,204	$18,842,984	$17,648,233	$17,282,901	$19,288,344	$17,135,301
Average Interest-Bearing Liabilities (GAAP)	$14,315,508	$14,553,001	$15,019,911	$14,109,091	$13,822,298	$14,626,894	$13,664,348

Net Interest Spread (GAAP)	2.56%	2.53%	2.69%	2.59%	2.50%	2.59%	2.51%
FTE adjustment	0.13%	0.13%	0.13%	0.14%	0.14%	0.13%	0.15%
Net Interest Spread (FTE) (non-GAAP)	2.69%	2.66%	2.82%	2.73%	2.64%	2.72%	2.66%

Net Interest Margin (GAAP)	3.32%	3.25%	3.21%	3.15%	3.09%	3.26%	3.09%
FTE adjustment	0.12%	0.13%	0.14%	0.14%	0.15%	0.13%	0.14%
Net Interest Margin (FTE) (non-GAAP)	3.44%	3.38%	3.35%	3.29%	3.24%	3.39%	3.23%

EFFICIENCY RATIO (NON-GAAP)
(Dollars In Thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Noninterest Expense (GAAP)	$116,254	$115,347	$125,145	$99,522	$96,561	$356,746	$283,061
Less: Intangible asset amortization	(2,652)	(2,706)	(2,302)	(1,498)	(1,499)	(7,660)	(4,530)
Less: OREO and foreclosure expenses	(1,594)	(1,052)	(1,100)	(775)	(121)	(3,746)	(750)
Adjusted Noninterest Expense (non-GAAP)	$112,008	$111,589	$121,743	$97,249	$94,941	$345,340	$277,781

Net Interest Income (GAAP)	$161,068	$158,941	$151,303	$139,064	$133,665	$471,312	$396,949
Plus: Fully taxable equivalent adjustment	6,260	6,391	6,394	6,185	6,209	19,045	18,535
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	$167,328	$165,332	$157,697	$145,249	$139,874	$490,357	$415,484

Noninterest Income (GAAP)	$38,005	$37,156	$5,829	$33,106	$32,477	$80,990	$93,828
Less: Investment securities (gains) losses	—	—	—	—	—	—	8
Adjusted Noninterest Income (non-GAAP)	$38,005	$37,156	$5,829	$33,106	$32,477	$80,990	$93,836
Adjusted Revenue (non-GAAP)	$205,333	$202,488	$163,526	$178,355	$172,351	$571,347	$509,320
Efficiency Ratio (non-GAAP)	54.55%	55.11%	74.45%	54.52%	55.09%	60.44%	54.54%

Adjusted Noninterest Expense (non-GAAP)	$112,008	$111,589	$121,743	$97,249	$94,941	$345,340	$277,781
Less: Acquisition-related expenses	(862)	(3,830)	(16,968)	(524)	(276)	(21,660)	(276)
Less: Non-core expenses (1)(2)	—	—	—	743	(633)	—	(633)
Adjusted Noninterest Expense Excluding Non-core Expenses (non-GAAP)	$111,146	$107,759	$104,775	$97,468	$94,032	$323,680	$276,872

Adjusted Revenue (non-GAAP)	$205,333	$202,488	$163,526	$178,355	$172,351	$571,347	$509,320
Add: Net loss on mortgage loans reclassified to held for sale	—	—	29,755	—	—	29,755	—
Adjusted Revenue Excluding Net loss on mortgage loans reclassified to held for sale (non-GAAP)	$205,333	$202,488	$193,281	$178,355	$172,351	$601,102	$509,320
Adjusted Efficiency Ratio (non-GAAP)	54.13%	53.22%	54.21%	54.65%	54.56%	53.85%	54.36%

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three and Nine Months Ended September 30, 2025 included $0.6 million of severance costs

TANGIBLE COMMON EQUITY (NON-GAAP)
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Total Stockholders' Equity (GAAP)	$2,636,381	$2,697,177	$2,672,565	$2,466,667	$2,412,402
Less: Preferred stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible assets	(824,506)	(827,158)	(824,467)	(725,802)	(727,300)
Tangible Common Equity (non-GAAP)	$1,786,750	$1,844,894	$1,822,973	$1,715,740	$1,659,977

Total Assets (GAAP)	$21,056,722	$21,348,765	$21,072,521	$19,025,101	$18,811,629
Less: Intangible assets	(824,506)	(827,158)	(824,467)	(725,802)	(727,300)
Tangible Assets (non-GAAP)	$20,232,216	$20,521,607	$20,248,054	$18,299,299	$18,084,329

Tangible Common Equity Ratio (non-GAAP)	8.83%	8.99%	9.00%	9.38%	9.18%

TANGIBLE COMMON EQUITY PER COMMON SHARE (NON-GAAP)
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Total Stockholders' Equity (GAAP)	$2,636,381	$2,697,177	$2,672,565	$2,466,667	$2,412,402
Less: Preferred stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible assets	(824,506)	(827,158)	(824,467)	(725,802)	(727,300)
Plus: Tax benefit	8,470	9,084	11,069	2,966	3,290
Tangible Common Equity, Net of Tax (non-GAAP)	$1,795,220	$1,853,978	$1,834,042	$1,718,706	$1,663,267

Common Shares Outstanding	62,210,134	62,205,528	62,508,055	56,951,939	57,192,497

Tangible Common Equity per Share, Net of Tax (non-GAAP)	$28.86	$29.80	$29.34	$30.18	$29.08

RETURN ON TANGIBLE COMMON EQUITY (NON-GAAP)
(Dollars In Thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Total Average Stockholders' Equity (GAAP)	$2,695,943	$2,702,249	$2,655,756	$2,452,005	$2,367,971	$2,684,796	$2,349,718
Less: Average preferred stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average intangible assets, net of tax	(817,139)	(813,608)	(784,490)	(723,466)	(724,619)	(805,198)	(725,775)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$1,853,679	$1,863,516	$1,846,141	$1,703,414	$1,618,227	$1,854,473	$1,598,818

Net Income Available to Common Stockholders (GAAP)	$67,847	$43,511	$27,687	$56,596	$56,297	$139,045	$167,530
Plus: Intangible asset amortization, net of tax	2,095	2,137	1,819	1,183	1,185	6,051	3,579
Tangible Net Income (non-GAAP)	$69,942	$45,648	$29,506	$57,779	$57,482	$145,096	$171,109

Return on Tangible Common Equity (non-GAAP)	15.09%	9.80%	6.39%	13.57%	14.21%	10.43%	14.27%